April 14, 2016

DREYFUS INSTITUTIONAL CASH ADVANTAGE FUNDS

- Dreyfus Institutional Cash Advantage Fund

Supplement to Statutory Prospectus

dated September 1, 2015

The Board of Trustees of Dreyfus Institutional Cash Advantage Funds (the "Trust") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Trust, on behalf of Dreyfus Institutional Cash Advantage Fund (the “Fund”), and Dreyfus Institutional Preferred Money Market Funds, on behalf of Dreyfus Institutional Preferred Money Market Fund (the "Acquiring Fund").  The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization").

It is currently contemplated that shareholders of the Fund as of May 23, 2016 (the "Record Date") will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about July 20, 2016.  If the Agreement is approved, the Reorganization will become effective on or about August 26, 2016.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date.  The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters.  Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-346-3621.